UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2023 (March 6, 2023)

CF ACQUISITION CORP. VIII

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	CFFEU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	CFFE	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CFFEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On March 6, 2023, CF Acquisition Corp. VIII (the “Company”) issued an aggregate of 5,000,000 shares of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”) to CFAC Holdings VIII, LLC, the sponsor of the Company (the “Sponsor”), upon the conversion of 5,000,000 shares of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”) held by the Sponsor (the “Conversion”). The 5,000,000 shares of Class A Common Stock issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Common Stock prior to the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for the Company’s initial public offering. Following the Conversion, there were 8,500,098 shares of Class A Common Stock issued and outstanding and 1,250,000 shares of Class B Common Stock issued and outstanding. As a result of the Conversion, the Sponsor holds approximately 65.2% of the Company’s issued and outstanding Class A Common Stock.

The shares of Class A Common Stock issued upon the Conversion have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 7.01 Regulation FD Disclosure.

The disclosure set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF ACQUISITION CORP. VIII

	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chief Executive Officer

Dated: March 7, 2023

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